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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 25, 2005

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                TEXAS                                  1-31447                              74-0694415
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)

                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

                       CENTERPOINT ENERGY RESOURCES CORP.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                 1-13265                              76-0511406
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)

                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01     REGULATION FD DISCLOSURE.

         On October 25, 2005, CenterPoint Energy, Inc. issued a press release announcing that its indirect wholly owned subsidiary, CenterPoint Energy Gas Transmission Company ("CEGT"), and XTO Energy, Inc. ("XTO") executed a definitive Precedent Agreement for CEGT to transport natural gas production for XTO. CEGT is a wholly owned subsidiary of CenterPoint Energy Resources Corp. ("CERC"). A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

         The press release is being furnished, not filed, pursuant to Regulation FD. Accordingly, the press release will not be incorporated by reference into any registration statement filed by CenterPoint Energy or CERC under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the press release is not intended to, and does not, constitute a determination or admission by CenterPoint Energy or CERC that the information in the press release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of CenterPoint Energy, CERC or any of their affiliates.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         The exhibit listed below is furnished pursuant to Item 7.01 of this Form 8-K.

         (c) Exhibits.

         99.1    Press release dated October 25, 2005




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CENTERPOINT ENERGY, INC.


Date: October 25, 2005                       By: /s/ James S. Brian
                                                -------------------------------
                                                James S. Brian
                                                Senior Vice President and
                                                Chief Accounting Officer

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CENTERPOINT ENERGY RESOURCES CORP.


Date: October 25, 2005                       By: /s/ James S. Brian
                                                --------------------------------
                                                James S. Brian
                                                Senior Vice President and
                                                Chief Accounting Officer



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                                  EXHIBIT INDEX


Exhibit
Number                           Exhibit Description
-------                          -------------------

 99.1          Press release dated October 25, 2005